Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated November 25, 2020

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020, as supplemented June 9, 2020, July 15, 2020 and October 26, 2020 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Sub-Adviser Appointment for Index 500 Stock Portfolio

BlackRock Advisors, LLC (“BlackRock”) will begin serving as sub-adviser to the Fund’s Index 500 Stock Portfolio (the “Portfolio”) on February 1, 2021. Certain sections of the Prospectus shall be amended, as noted below, in connection with the appointment of BlackRock as sub-adviser to the Portfolio. The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.

The following amendments to the Prospectus shall be effective February 1, 2021:

The first paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is amended to read as follows:

“The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of March 31, 2020, the market capitalization range of the S&P 500® Index was approximately $2 billion to $1 trillion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.”

The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to add the following two risks:

“◾ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.”

“◾ Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Portfolio incurs fees and expenses, while the underlying index does not.”

The “Indexing Strategy Risk” contained in the “PORTFOLIO RISKS” section of the Portfolio’s Summary is amended to read as follows:

“◾ Indexing Strategy Risk – A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.”

The “PERFORMANCE” section of the Portfolio’s Summary is amended by inserting the following as the third and fourth sentences of the first paragraph:

“Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”

The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:

“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: BlackRock Advisors, LLC (BlackRock)

Portfolio Managers: Rachel Aguirre, Managing Director and Co-Head of Americas Portfolio Engineering joined BlackRock in 2005 and has managed the Portfolio since February 2021.

Suzanne Henige, CFA, Director and Senior Portfolio Manager, joined BlackRock in 2009 and has managed the Portfolio since February 2021.

Jennifer Hsui, CFA Managing Director and Co-Head of Americas Portfolio Engineering joined BlackRock in 2006 and has managed the Portfolio since February 2021.

Alan Mason, Managing Director and Global Co-Head of Investments, Products, and Markets joined BlackRock in 1991 and has managed the Portfolio since February 2021.

Amy Whitelaw, Managing Director and Co-Head of Americas Portfolio Engineering joined BlackRock in 1999 and has managed the Portfolio since February 2021.”

The following paragraph about BlackRock under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers” is modified to read as follows:

“BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway Wilmington, Delaware 19809, an indirect, wholly owned subsidiary of BlackRock, Inc., has served as sub-adviser to the Government Money Market Portfolio since November 2014 and the Index 500 Stock Portfolio since February 2021. BlackRock was organized in 1994 to perform advisory services for investment companies.”

The following replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Index 500 Stock Portfolio”:

“Rachel Aguirre, Managing Director of BlackRock, Inc. since 2018, Director of BlackRock, Inc. from 2012 to 2017, Vice President of BlackRock, Inc. from 2009 to 2011, Principal and Portfolio Manager of Barclays Global Investors (“BGI”) from 2005 to 2009, has co-managed the Portfolio since February 2021.

Suzanne Henige, CFA, Director of BlackRock, Inc. since 2016, Vice President of BlackRock, Inc. from 2011 to 2015, has co-managed the Portfolio since February 2021.

Jennifer Hsui, CFA, Managing Director of BlackRock, Inc. since 2011, Director of BlackRock, Inc. from 2009 to 2011, Principal of BGI from 2006 to 2009, has co-managed the Portfolio since February 2021.

Alan Mason, Managing Director of BlackRock, Inc. since 2009, Managing Director of BGI from 2008 to 2009, Principal of BGI from 1996 to 2008, has co-managed the Portfolio since February 2021.

Amy Whitelaw, Managing Director of BlackRock, Inc. since 2013, Director of BlackRock, Inc. from 2009 to 2012, Principal of BGI from 2000 to 2009, has co-managed the Portfolio since February 2021.”

Sub-Adviser Appointment for Index 400 Stock Portfolio

Northern Trust Investments, Inc. (“Northern Trust”) will begin serving as sub-adviser to the Fund’s Index 400 Stock Portfolio (the “Portfolio”) on February 1, 2021. Certain sections of the Prospectus shall be amended, as noted below, in connection with Northern Trust’s appointment as sub-adviser to the Portfolio. The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.

The following amendments to the Prospectus shall be effective February 1, 2021:

The first paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is amended to read as follows:

“The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. As of March 31, 2020, the market capitalization range of the S&P MidCap 400® Index was approximately $289 million to $18 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.”

The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to add the following two risks:

“◾ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.”

“◾ Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Portfolio incurs fees and expenses, while the underlying index does not.”

The “Indexing Strategy Risk” contained in the “PORTFOLIO RISKS” section of the Portfolio’s Summary is amended to read as follows:

“◾ Indexing Strategy Risk – A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.”

The “PERFORMANCE” section of the Portfolio’s Summary is amended by inserting the following as the third and fourth sentences of the first paragraph:

“Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”

The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:

“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Northern Trust Investments, Inc. (Northern Trust)

Portfolio Managers: Brent Reeder, Team Leader, joined Northern Trust in 1993 and has managed the Portfolio since February 2021.

Lucy Johnston, Portfolio Manager, joined Northern Trust in 1997 and has managed the Portfolio since February 2021.”

The following replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Index 400 Stock Portfolio”:

“Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Mr. Reeder joined Northern Trust Investments, Inc. in 1993 and has managed quantitative equity portfolios.

Lucy Johnston, Vice President of Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Ms. Johnston joined Northern Trust Investments, Inc. in 1997 and has managed passive and index products for large, medium and small capitalization markets.”

Sub-Adviser Appointment for Index 600 Stock Portfolio

Northern Trust Investments, Inc. (“Northern Trust”) will begin serving as sub-adviser to the Fund’s Index 600 Stock Portfolio (the “Portfolio”) on February 1, 2021. Certain sections of the Prospectus shall be amended, as noted below, in connection with Northern Trust’s appointment as sub-adviser to the Portfolio. The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.

The following amendments to the Prospectus shall be effective February 1, 2021:

The first paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is amended to read as follows:

“The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P SmallCap 600® Index. S&P SmallCap 600® Index is composed of domestic stocks with market capitalizations ranging between approximately $17 million and $4 billion as of March 31, 2020. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.”

The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to add the following risk:

“◾ Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Portfolio incurs fees and expenses, while the underlying index does not.”

The “Indexing Strategy Risk” contained in the “PORTFOLIO RISKS” section of the Portfolio’s Summary is amended to read as follows:

“◾ Indexing Strategy Risk – A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.”

The “PERFORMANCE” section of the Portfolio’s Summary is amended by inserting the following as the third and fourth sentences of the first paragraph:

“Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”

The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:

“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Northern Trust Investments, Inc. (Northern Trust)

Portfolio Managers: Brent Reeder, Team Leader, joined Northern Trust in 1993 and has managed the Portfolio since February 2021.

Keith Carroll, Portfolio Manager, joined Northern Trust in 2007 and has managed the Portfolio since February 2021.”

The following replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Index 600 Stock Portfolio”:

“Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Mr. Reeder joined Northern Trust Investments, Inc. in 1993 and has managed quantitative equity portfolios.

Keith Carroll, Portfolio Manager at Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Mr. Carroll joined Northern Trust Investments, Inc. in 2007.”

Index 400 Stock and Index 600 Stock Portfolios

The following paragraph is added about Northern Trust under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers”:

“Northern Trust Investments, Inc. (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, an indirect subsidiary of Northern Trust Corporation, has served as sub-adviser to the Index 400 Stock and Index 600 Stock Portfolios since February 2021. Northern Trust is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.”

Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios

The second sentence of the second paragraph under the “More About Principal Investment Strategies and Risks” section, in the sub-section titled “Securities of Other Investment Companies” is amended to read as follows:

“Portfolios that may invest in ETFs as part of their principal investment strategies include the Small Cap Growth Stock, Index 500 Stock, Index 400 Stock, Index 600 Stock, Small Cap Value, Balanced and Asset Allocation Portfolios.”

The sub-section titled “Indexed Investing” under the “More About Principal Investment Strategies and Risks” section, is amended to read as follows:

“Indexed Investing. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios (the “Index Portfolios”) employ an indexing strategy as a principal investment strategy in an attempt to achieve their investment objectives. That is, they seek to replicate the performance of a target index by investing all, or substantially all of their assets in the stocks that make up the index, in approximately the same weighting as the index.

Indexing Strategy Risk. The Index Portfolios use a passive management strategy, which is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Index Portfolios implement a full replication strategy with respect to the particular index which they each track, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Index Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.

Tracking Error Risk. The Index Portfolios may be subject to tracking error, which is the divergence of an Index Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Index Portfolio incurs fees and expenses, while the underlying index does not.”

Sub-Adviser Appointments for Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios

Certain client-facing materials (including, for example, statements, reports and marketing materials) and certain client website descriptions will continue to refer to Mason Street Advisors, LLC as the investment adviser for the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios (“the Portfolios”) with no reference to a sub-adviser, until internal system sub-adviser name designation processes are completed. The anticipated date for completion of system sub-adviser name designation processes associated with updating the naming of sub-advisers for the Portfolios is anticipated to be on or about March 1, 2021.

Amendment to Investment Sub-Advisory Agreement with Certain Sub-Adviser

Effective August 26, 2020, the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and American Century Investment Management, Inc. (“American Century”) with respect to the Inflation Protection and Large Company Value Portfolios (the “Amendment”). In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amendment modified the fee schedule applicable to the Inflation Protection and Large Company Value Portfolios managed by American Century.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio

Supplement Dated November 25, 2020

to the

Summary Prospectus for the Index 500 Stock Portfolio Dated May 1, 2020

The following information supplements the Summary Prospectus for the Index 500 Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Sub-Adviser Change

BlackRock Advisors, LLC (“BlackRock”) will begin serving as the sub-adviser for the Fund’s Index 500 Stock Portfolio (the “Portfolio”) on February 1, 2021. BlackRock will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on October 21, 2020. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of this change, the Summary Prospectus shall be amended effective February 1, 2021 as noted below.

The first paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section is amended to read as follows:

“The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of March 31, 2020, the market capitalization range of the S&P 500® Index was approximately $2 billion to $1 trillion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.”

The “PRINCIPAL RISKS” section is amended to add the following two risks:

“◾ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.”

“◾ Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Portfolio incurs fees and expenses, while the underlying index does not.”

The “Indexing Strategy Risk” set forth in the “PORTFOLIO RISKS” section is amended to read as follows:

“◾ Indexing Strategy Risk – A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.”

The “PERFORMANCE” section is amended by inserting the following as the third and fourth sentences of the first paragraph:

“Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”

The “PORTFOLIO MANAGEMENT” section is amended to read as follows:

“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: BlackRock Advisors, LLC (BlackRock)

Portfolio Managers: Rachel Aguirre, Managing Director and Co-Head of Americas Portfolio Engineering joined BlackRock in 2005 and has managed the Portfolio since February 2021.

Suzanne Henige, CFA, Director and Senior Portfolio Manager, joined BlackRock in 2009 and has managed the Portfolio since February 2021.

Jennifer Hsui, CFA Managing Director and Co-Head of Americas Portfolio Engineering joined BlackRock in 2006 and has managed the Portfolio since February 2021.

Alan Mason, Managing Director and Global Co-Head of Investments, Products, and Markets joined BlackRock in 1991 and has managed the Portfolio since February 2021.

Amy Whitelaw, Managing Director and Co-Head of Americas Portfolio Engineering joined BlackRock in 1999 and has managed the Portfolio since February 2021.”

The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio

Supplement Dated November 25, 2020

to the

Summary Prospectus for the Index 400 Stock Portfolio Dated May 1, 2020

The following information supplements the Summary Prospectus for the Index 400 Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Sub-Adviser Change

Northern Trust Investments, Inc. (“Northern Trust”) will begin serving as the sub-adviser for the Fund’s Index 400 Stock Portfolio (the “Portfolio”) on February 1, 2021. Northern Trust will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on October 21, 2020. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of this change, the Summary Prospectus shall be amended effective February 1, 2021 as noted below.

The first paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section is amended to read as follows:

“The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. As of March 31, 2020, the market capitalization range of the S&P MidCap 400® Index was approximately $289 million to $18 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.”

The “PRINCIPAL RISKS” section is amended to add the following two risks:

“◾ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.”

“◾ Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Portfolio incurs fees and expenses, while the underlying index does not.”

The “Indexing Strategy Risk” set forth in the “PORTFOLIO RISKS” section is amended to read as follows:

“◾ Indexing Strategy Risk – A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.”

The “PERFORMANCE” section is amended by inserting the following as the third and fourth sentences of the first paragraph:

“Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”

The “PORTFOLIO MANAGEMENT” section is amended to read as follows:

“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Northern Trust Investments, Inc. (Northern Trust)

Portfolio Managers: Brent Reeder, Team Leader, joined Northern Trust in 1993 and has managed the Portfolio since February 2021.

Lucy Johnston, Portfolio Manager, joined Northern Trust in 1997 and has managed the Portfolio since February 2021.”

The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Index 600 Stock Portfolio

Supplement Dated November 25, 2020

to the

Summary Prospectus for the Index 600 Stock Portfolio Dated May 1, 2020

The following information supplements the Summary Prospectus for the Index 600 Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Sub-Adviser Change

Northern Trust Investments, Inc. (“Northern Trust”) will begin serving as the sub-adviser for the Fund’s Index 600 Stock Portfolio (the “Portfolio”) on February 1, 2021. Northern Trust will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on October 21, 2020. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of this change, the Summary Prospectus shall be amended effective February 1, 2021 as noted below.

The first paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section is amended to read as follows:

“The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P SmallCap 600® Index. S&P SmallCap 600® Index is composed of domestic stocks with market capitalizations ranging between approximately $17 million and $4 billion as of March 31, 2020. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.”

The “PRINCIPAL RISKS” section is amended to add the following risk:

“◾ Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Portfolio incurs fees and expenses, while the underlying index does not.”

The “Indexing Strategy Risk” set forth in the “PORTFOLIO RISKS” section is amended to read as follows:

“◾ Indexing Strategy Risk – A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries, sector or issuer(s) subject to a significant level of investment.”

The “PERFORMANCE” section is amended by inserting the following as the third and fourth sentences of the first paragraph:

“Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”

The “PORTFOLIO MANAGEMENT” section is amended to read as follows:

“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Northern Trust Investments, Inc. (Northern Trust)

Portfolio Managers: Brent Reeder, Team Leader, joined Northern Trust in 1993 and has managed the Portfolio since February 2021.

Keith Carroll, Portfolio Manager, joined Northern Trust in 2007 and has managed the Portfolio since February 2021.”

The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated November 25, 2020 to the

Statement of Additional Information Dated May 1, 2020

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020, as supplemented June 9, 2020, July 15, 2020 and September 4, 2020. You should read this Supplement together with the SAI.

Sub-Adviser Appointments for Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios

On October 21, 2020, the Fund’s Board of Directors approved the appointment of BlackRock Advisors, LLC (“BlackRock”) as the sub-adviser for the Fund’s Index 500 Stock Portfolio and Northern Trust Investments, Inc. (“Northern Trust”) as the sub-adviser for the Fund’s Index 400 Stock and Index 600 Stock Portfolios. BlackRock and Northern Trust will each begin to provide sub-advisory services on February 1, 2021. In approving the Investment Sub-Advisory Agreements related to the foregoing engagements with BlackRock and Northern Trust, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of the foregoing changes, effective February 1, 2021, certain sections of the SAI shall be amended as noted below.

The Sub-Advisers

“The Sub-Advisers” section beginning on page B-70 is amended to replace the paragraph related to BlackRock with the following:

“BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Government Money Market Portfolio and the Index 500 Stock Portfolio pursuant to investment sub-advisory agreements. BlackRock was organized in 1994 to perform advisory services for investment companies. For the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.08% of the Portfolio’s net assets on the first $500 million, reduced to 0.06% on the next $250 million, 0.04% on the next $250 million and 0.03% on assets over $1 billion. BlackRock was paid the following amounts for the last three years: $375,051.00 for the year ended December 31, 2017 equal to 0.08% of net assets, $340,128.07 for the year ended December 31, 2018 equal to 0.08% of net assets, and $350,154.02 for the year ended December 31, 2019 equal to 0.08% of net assets. For the services provided for the Index Stock 500 Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.008% of the Portfolio’s net assets. As of September 30, 2020, assets under management were approximately $7.81 trillion.”

“The Sub-Advisers” section beginning on page B-70 is amended to add the following paragraph related to Northern Trust:

“Northern Trust Investments, Inc. (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, an indirect subsidiary of Northern Trust Corporation, provides investment services to the Index 400 Stock and Index 600 Stock Portfolios pursuant to investment sub-advisory agreements. Northern Trust is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. For the services provided for the Index 400 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.04% of the Portfolio’s net assets on the first $500 million, 0.03% on the next $500 million, and 0.02% on assets over $1 billion. For the services provided for the Index 600 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.05% of the Portfolio’s net assets on the first $500 million, 0.04% on the next $500 million, and 0.03% on assets over $1 billion. As of September 30, 2020, assets under management were $1.3 trillion.”

Disclosure of Non-Public Holdings Information

The table beginning at the bottom of page B-82 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is amended to add the following:

Index 400 Stock Portfolio Index 600 Stock Portfolio (sub-advised by Northern Trust Investments, Inc.)

•  Institutional Shareholder Services, Inc., as proxy service provider

•  Aladdin (BlackRock Solutions) as a portfolio management tool and for corporate action elections in the portfolios

•  Electra, to communicate portfolio holdings from custodians to Aladdin for reconciliation purposes

Appendix D Updates Related to Sub-Adviser Appointments

The “Other Accounts Managed by Portfolio Managers” table beginning on page B-107 is amended to: (1) delete references to Steven A. Warren; (2) add Rachel Aguirre, Suzanne Henige, Jennifer Hsui, Alan Mason, and Amy Whitelaw as portfolio managers to the Index 500 Stock Portfolio and their information regarding other accounts managed; (3) add Brent Reeder and Lucy Johnston as portfolio managers to the Index 400 Stock Portfolio and their information regarding other accounts managed; and (4) add Brent Reeder and Keith Carroll as portfolio managers to the Index 600 Stock Portfolio and their information regarding other accounts managed. The account information associated with the portfolio managers identified below is as of September 30, 2020:

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rachel Aguirre	Index 500 Stock Portfolio	345 registered investment companies with $1.41 trillion in total assets under management	158 other pooled investment vehicles with $662.2 billion in total assets under management	132 other accounts with $570.3 billion in total assets under management. 2 other accounts with approximately $4.47 billion in total assets which charge an advisory fee based on the performance of the account.

Suzanne Henige	Index 500 Stock Portfolio	78 registered investment companies with $140.3 billion in total assets under management	5 other pooled investment vehicles with $3.26 billion in total assets under management	No other accounts

Jennifer Hsui	Index 500 Stock Portfolio	333 registered investment	62 other pooled investment	31 other accounts with

		companies with $1.41 trillion in total assets under management	vehicles with $79.37 billion in total assets under management	$32.33 billion in total assets under management

Alan Mason	Index 500 Stock Portfolio	336 registered investment companies with $1.41 trillion in total assets under management	No other pooled investments	No other accounts

Amy Whitelaw	Index 500 Stock Portfolio	339 registered investment companies with $1.36 trillion in total assets under management	114 other pooled investment vehicles with $43.74 billion in total assets under management	No other accounts

Brent Reeder	Index 400 Stock Portfolio Index 600 Stock Portfolio	18 registered investment companies with approximately $28.5 million in total assets under management	No other pooled investments	No other accounts

Lucy Johnston	Index 400 Stock Portfolio	3 registered investment companies with approximately $5.4 billion in total assets under management	11 other pooled investment vehicles with approximately $90 billion in total assets under management	17 other accounts with approximately $13.1 billion in total assets under management

Keith Carroll	Index 600 Stock Portfolio	1 registered investment company with approximately $373.2 million in total assets under management	13 other pooled investment vehicles with approximately $17.2 billion in total assets under management	18 other accounts with approximately $12.8 billion in total assets under management

Under the “Compensation of Portfolio Managers” sub-section beginning on page B-118, the information relating to BlackRock is modified to provide as follows:

“BlackRock Advisors, LLC (“BlackRock”). BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Mses. Aguirre, Henige, Hsui and Whitelaw and Mr. Mason

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre, Henige, Hsui and Whitelaw and Mr. Mason is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.”

Under the “Compensation of Portfolio Managers” sub-section beginning on page B-118, the following information relating to Northern Trust is added:

“Northern Trust Investments, Inc. (“Northern Trust”). The compensation for Northern Trust portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award for portfolio managers is not based on the investment performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.”

Under the “Conflicts of Interest” sub-section beginning on page B-129, the information relating to BlackRock is modified to provide as follows:

“BlackRock Advisors, LLC (“BlackRock”). BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.”

Under the “Conflicts of Interest” sub-section beginning on page B-129, the following information relating to Northern Trust is added:

“Northern Trust Investments, Inc. (“Northern Trust”). Northern Trust’s portfolio managers are often responsible for managing other account portfolios, including exchange-traded funds, separate accounts and other pooled investment vehicles, in addition to the respective Fund that they manage.

A Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than a Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. Some portfolio managers may be dual officers of one or more Northern Trust affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. Northern Trust seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Northern Trust has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Northern Trust may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, Northern Trust may recommend to clients investment pools in which it or an affiliate provides services for a fee. Northern Trust has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for Northern Trust or its affiliates. In addition, Northern Trust could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.

As Northern Trust becomes aware of additional potential or actual conflicts of interest, they will be reviewed on case-by-case basis.

Northern Trust manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Northern Trust provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an Northern Trust affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit Northern Trust or its affiliates or another account or fund managed by Northern Trust or its affiliates. Actions taken with respect to Northern Trust’s and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit Northern Trust or its affiliates or their other funds or accounts. Northern Trust may also invest in the same securities that it or its affiliates recommend to clients. When Northern Trust or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if Northern Trust determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for Northern Trust to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. Northern Trust does not receive fees or commissions for these transactions. Northern Trust and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. Northern Trust conducts periodic reviews of trades for consistency with these policies.

Northern Trust has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and Northern Trust or its affiliates. Northern Trust’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that Northern Trust uses commissions to obtain research services for Northern Trust or The Northern Trust Company (“TNTC”), Northern Trust or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. Northern Trust may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. Northern Trust or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker dealer providing such research. Northern Trust and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, Northern Trust and TNTC may receive products and services that are mixed use. In these cases, Northern Trust or TNTC will use commissions to pay only for the eligible portion of the product or service that assists Northern Trust or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by Northern Trust or TNTC. Northern Trust or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.”

Portfolio Manager Securities Ownership

As of September 30, 2020, Ms. Aguirre, Ms. Henige, Ms. Hsui, Mr. Mason and Ms. Whitelaw do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Index 500 Stock Portfolio, Mr. Reeder and Ms. Johnston do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Index 400 Stock Portfolio, and Mr. Reeder and Mr. Carroll do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Index 600 Stock Portfolio.

Proxy Voting Policies and Procedures

Under “APPENDIX F – Proxy Voting Policies and Procedures”, the Proxy Voting Procedures relating to Northern Trust is added:

Northern Trust

Proxy Voting Policies, Procedures and Guidelines

12/15/2019

  These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

Northern Trust

Proxy Voting

Policies and Procedures

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. As used in these policies and procedures the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.

Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of Northern Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.

The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.

SECTION 2. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 3. PROXY VOTING SERVICE

Northern Trust has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. For proxy proposals that under the Proxy Guidelines are to be voted on a case by case basis, Northern Trust provides supplementary instructions to the Proxy Voting Service to guide it in making vote recommendations. Northern Trust has instructed the Proxy Voting Service not to exercise any discretion in making vote recommendations and to seek guidance whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service on an annual basis. In connection with that review, it will assess: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the voting recommendations it made to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service by requesting information from the Proxy Service to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section  3 above, a Northern Trust proxy analyst.

SECTION 5. CONFLICTS OF INTEREST

The Proxy Committee may occasionally be subject to conflicts of interest in the voting of proxies. Clear examples include proxy votes on securities issued by Northern Trust Corporation or its affiliates and proxy votes on matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor). Conflicts of interest may also be present due to relationships that Northern Trust, its board members, executive officers, and others maintain with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and by its delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine if a conflict of interest exists and, in situations where a conflict is determined to exist, if the conflict is so severe that the Proxy Committee is unable to exercise independent judgment. Conflicts for which the Proxy Committee determines it is unable to exercise independent judgment are referred to in these policies and procedures as “Disabling Conflicts” and other conflicts are referred to as “Non-Disabling Conflicts”.

Conflicts where the Proxy Committee has received a vote recommendation from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Disabling Conflict, it will vote in accordance with the vote recommendation received from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Non-Disabling Conflict, it either may vote in accordance with the vote recommendation received from the Proxy Voting Service, or it may vote contrary to the vote recommendation received from the Proxy Voting Service if the Proxy Committee determines, consistent with its duty of loyalty and care, and by a vote of at least 70% of its voting members, that the interests of clients/beneficiaries would be better served by voting contrary to such vote recommendation.

Conflicts where the Proxy Committee has not received a vote recommendation from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Disabling Conflict, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;
•	Voting pursuant to client direction;
•	Abstaining; or
•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

Where the Proxy Committee determines that is subject to a Non-Disabling Conflict, it may resolve the conflict in a manner consistent with the preceding paragraph or it may vote in its discretion, provided that any discretionary vote that favors a party that is the source of the conflict may only be made if the Proxy Committee determines, consistent with its duty of loyalty and care, and by a vote of at least 70% of its voting members, that the interests of clients/beneficiaries are best served by such vote.

SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures.
B.	A copy of each proxy statement Northern Trust receives regarding client securities.
C.	A record of each vote cast by Northern Trust on behalf of a client.
D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
E.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 7. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of

Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9. OTHER SPECIAL SITUATIONS

Proxies of funds or accounts that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Northern Trust

Proxy Voting Guidelines

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;
•	Has, or has had within the last three years, a material business relationship with the company;
•	Is a company founder;
•	Represents a significant shareholder; or
•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;
•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;
•	approve meeting agendas for the board and the nature of information sent to the board;
•	call a special meeting of the board or a special executive session of the independent directors; and
•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	Stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;
•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and
•

Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. Environmental, Social and Governance (ESG) Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes Other Business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control — Will the transaction result in a change in control of the company?
•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

•

The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

•	The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;
•	The company has repriced underwater stock options during the past three years; or
•	The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;
•	Offer price (cost vs. premium);
•	Prospects of the combined companies;
•	How the deal was negotiated; and
•	Changes in corporate governance and their impact on shareholder rights.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment, and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust generally votes for proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, unless sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust generally votes for proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust votes case by case for proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust votes case by case on proposals requesting the issuance of a diversity report, including summary description of policies and programs to oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender.

C. Consumer and Product Safety

Northern Trust generally votes for proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust generally votes for proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy.

D. Supply Chain Management

Northern Trust votes case by case for proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust generally votes for proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will generally vote for proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

Please retain this Supplement for future reference.